Exhibit 10-5

AMENDMENT NO. 1

to

NEW YORK STATE ELECTRIC & GAS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE

AS OF AUGUST 1, 2001

          The New York State Electric & Gas Corporation Supplemental Executive Retirement Plan, (the "Plan") effective August 1, 2001, is hereby amended as follows:
          1.      Effective August 1, 2001, the Plan is hereby amended to add a new Section 10, which Section shall read as follows:

Prior Benefits.  The amendment and restatement of this Plan notwithstanding, any employee of the Corporation or a Key Person who had commenced receiving benefits from this Plan pursuant to Sections 3 and/or 4 of the Plan as it was amended and restated as of May 1, 1998 (the "Prior Plan") on or before August 1, 2001 shall continue to receive benefits from the Plan pursuant to the terms of the Prior Plan as if the Plan had not been amended or restated as of August 1, 2001.

          IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT No. 1, New York State Electric & Gas Corporation has set its hand and seal to this Amendment No. 1 on October 11, 2001.

NEW YORK STATE ELECTRIC & GAS
CORPORATION

By: /s/Sherwood J. Rafferty
          Sherwood J. Rafferty
          Senior Vice President and
          Chief Financial Officer

Attest:  /s/Elaine DuBrava
                 Elaine DuBrava
                 Secretary

STATE OF NEW YORK            )
                                                    )  SS.:
COUNTY OF TOMPKINS        )

          On this  Eleventh  day of    October   , in the year of 2001, before me, the undersigned, personally appeared SHERWOOD J. RAFFERTY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

 /s/Darlene E. Beach
Notary Public